EXHIBIT 10.16

                                 LOAN AGREEMENT


       THIS AGREEMENT is made as of the 3rd day of December, 1992, by and among SCHULTZ SAV-O STORES, INC., a Wisconsin corporation ("Borrower"), M&I MARSHALL & ILSLEY BANK, a Wisconsin banking corporation ("M&I") and FIRSTAR BANK MILWAUKEE, NATIONAL ASSOCIATION, a national banking association ("Firstar") (collectively, the "Banks" and individually, a "Bank"). Unless otherwise indicated herein, capitalized terms shall have the meanings set forth in Section 9 hereof.

                                   WITNESSETH:

       WHEREAS, Borrower has available from M&I a $9,000,000 revolving credit facility (the "Existing M&I Facility") evidenced by a promissory note (the "Existing M&I Note") in the principal amount of $9,000,000; and

       WHEREAS, Borrower has available from Firstar a $7,000,000 revolving credit facility (the "Existing Firstar Facility" and collectively, with the Existing M&I Facility, the "Existing Facilities") evidenced by a promissory note (the "Existing Firstar Note") in the principal amount of $7,000,000; and

       WHEREAS, Borrower has requested that the Banks amend and replace the Existing Facilities with a $9,000,000 revolving line of credit facility from M&I (the "M&I Line of Credit") and a $7,000,000 revolving line of credit facility from Firstar (the "Firstar Line of Credit" and collectively, with the M&I Line of Credit, the "Lines of Credit"); and

       WHEREAS, Banks are willing to extend the Lines of Credit to Borrower, but only on the terms and conditions hereinafter set forth and in reliance on the representations and warranties of Borrower herein contained.

       NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

       1. Lines of Credit. M&I and Firstar each agree to extend to Borrower revolving credit loans (the "Loans") under the M&I Line of Credit and the Firstar Line of Credit, respectively, on the terms and conditions hereinafter set forth in this Agreement. All loans made to Borrower pursuant to the Existing M&I Facility and the Existing Firstar Facility which are outstanding as of the date hereof shall be deemed to be for purposes of this Agreement Loans made pursuant to the M&I Line of Credit and the Firstar Line of Credit, respectively, as of the date hereof.

              (a) Interest. Interest shall accrue on the unpaid principal amount of the Loans from time to time outstanding at a rate per annum equal to
       (i) the Prime Rate or (ii) the Offered Rate from time to time elected by Borrower, with such rate to be adjusted, and with each such adjustment to become effective, with each election by

       Borrower at the Prime Rate or the Offered Rate, as the case may be. If all or a portion of the principal amount of any Loan made hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), any overdue principal amount thereof shall bear interest at a rate per annum equal to the Prime Rate plus two percent (2%). Interest shall be payable monthly in arrears on the first day of each month and at maturity. Interest shall be computed on the basis of a 360-day year for the actual number of days elapsed. Any change in the interest rate resulting from a change in the Prime Rate or the Offered Rate shall become effective as of the opening of business on the day on which such change in the Prime Rate or the Offered Rate shall become effective. Each Bank is authorized to debit Borrower's account at such Bank (Account No. 39-4440 in the case of M&I, and Account No. 12520901 in the case of Firstar) by the amount of any interest payment which is due to such Bank.

              (b) Master  Notes.  Loans made by M&I and  Firstar,  respectively, under the M&I Line of Credit and the Firstar Line of Credit, respectively, shall be evidenced by two promissory notes of Borrower substantially in the form of Exhibits A-l and A-2 (the "Master Notes") payable to the order of M&I and Firstar, respectively, and each representing in the aggregate the obligation of Borrower to pay to M&I and Firstar, respectively, the lesser of (a) such Bank's Line of Credit or (b) the aggregate unpaid principal amount of all Loans made by such Bank, with interest thereon as provided in subsection 1(a). The Master Notes shall be dated as of the date of this Agreement and shall be stated to mature on April 30, 1995 (the "Maturity Date"). Upon the execution and delivery of the Master Notes by Borrower to Banks, the Existing Notes shall be superseded and replaced by the Master Notes.

              (c) Statement of Account. Each Bank shall record on its records all Loans made to Borrower by such Bank and accrued interest thereon. Each Bank shall also record all payments made by Borrower to such Bank. At least once a month, each Bank may render a statement of account showing as of the date thereof the indebtedness owed to such Bank on its Line of Credit, debited and credited as set forth above. Unless Borrower notifies such Bank in writing of an objection to said statement within thirty (30) days of the receipt of said statement, said statement shall be deemed correct and accepted by Borrower and conclusively binding upon Borrower.

              (d) Borrowings; Payments. All Loans to Borrower under the Lines of Credit shall be made only in amounts not less than $50,000. All payments by Borrower to a Bank with respect to repayment of Loans under such Bank's Line of Credit shall be made only in amounts of not less than $50,000; provided that on the Maturity Date Borrower shall repay Banks all indebtedness outstanding under the Lines of Credit.

              (e) Procedure to Change Amount Outstanding. Duly authorized officers, employees or agents of Borrower designated by Borrower to Banks in writing, may from time to time, either orally or in writing, contact a designated officer or employee of either Bank, requesting that such Bank increase or decrease the total principal amount outstanding under such Bank's Line of Credit; provided that at no time shall the principal amount outstanding under such Bank's Line of Credit exceed such Bank's Total Commitment. Upon compliance with the terms and conditions hereof, such Bank shall immediately increase or decrease the principal balance then outstanding under its Line of Credit by crediting or debiting, whichever is appropriate, the requested amount from the Borrower's account at such Bank referred to in subsection 1(a), above. All such requests must be received by such Bank no later than 2:00 p.m. All requests received after that time shall be processed as if received on the following business day. Each oral request shall be confirmed in writing by the authorized person making the request and delivered to such Bank in the manner provided in subsection 10(e), below.

              Notwithstanding anything herein to the contrary, neither Bank shall have an obligation to increase the principal amount outstanding under its Line of Credit after the Maturity Date, or if any event shall have occurred which either of itself or with the lapse of time or the giving of notice, or both, would constitute an Event of Default under this Agreement.

              (f) Reduction of Total Commitments. Borrower may, upon not less than ten (10) days prior written notice to the affected Bank, reduce such Bank's Total Commitment in integral multiples of $100,000.00; provided, such reduction shall be accompanied by a prepayment of Loans made hereunder by such Bank, together with accrued interest on the amount so prepaid to the date of such prepayment, to the extent, if any, that the amount of Loans by such Bank then outstanding exceed the amount of such Bank's Total Commitment as then reduced. Once reduced pursuant to this provision, neither Bank's Total Commitment may thereafter be increased by Borrower.

       2. Availability Fee. As additional compensation to the Banks for their agreement to extend the Lines of Credit to Borrower, Borrower agrees to pay to each Bank an availability fee (the "Availability Fee") quarterly in arrears on the first day of each quarterly period (or portion thereof) commencing January 1, 1993 and at maturity. The Availability Fee due to each Bank for any quarterly period (or portion thereof) shall be an amount equal to the product of (i) the average daily unused amount of such Bank's Line of Credit available for disbursement during such period multiplied by (ii) 0.000625. Each Bank's
Availability Fee shall be payable quarterly in arrears commencing January 1, 1993 and every three months thereafter on the first business day of each calendar quarter until the Maturity Date.

       3. Representations and Warranties. In order to induce the Banks to enter into this Agreement and to make the loans herein provided for, and in recognition of the fact that the Banks are acting in reliance thereupon, Borrower hereby covenants, represents and warrants as follows:

              (a) Corporate Existence; Corporate Power. Borrower is a corporation duly organized, validly existing, and in good standing under the laws of the State of Wisconsin and is duly authorized under all applicable provisions of law to carry on its business as presently conducted. Borrower is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of its property or the conduct of its business requires such qualification and the failure to so qualify either individually or in the aggregate would have a material adverse effect on Borrower's financial condition or the conduct of its business. Borrower has the corporate power and authority to enter into, deliver, issue and perform all of its obligations under this Agreement and the Master Notes and to borrow hereunder.

              (b) No Legal Bar; Enforceable Obligations. The execution, delivery and performance of this Agreement and the Master Notes and any other agreement, certificate or instrument delivered by Borrower to Banks in connection with this Agreement, prospective borrowings hereunder and use of the proceeds thereof by Borrower (i) have been duly authorized by all necessary corporate action, (ii) are not at variance with or in contravention of any provisions of the Articles of Incorporation and By-Laws of Borrower, (iii) will not violate any indenture, contract or agreement to which Borrower is a party or to which it is subject or any statute, rule or regulation binding upon Borrower, (iv) will not require any consent or approval of Borrower's stockholders and (v) will not result in, or require, the creation or imposition of any Lien on any of Borrower's properties or revenues pursuant to any requirement of law or contractual obligation of Borrower except as provided in this Agreement. This Agreement, the Master Notes and any other agreement, certificate or instrument delivered by Borrower to Banks in connection with this Agreement when duly executed and delivered on behalf of the Borrower will constitute legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their terms.

              (c) Litigation. Except as set forth on Schedule 1 hereto, Borrower is not a party to any litigation or administrative proceedings, nor so far as it is known by Borrower is any litigation or administrative proceeding threatened against it which would, if adversely determined, cause any material adverse change in Borrower's financial condition or in the conduct of its business.

              (d) Financial Condition. All copies of financial statements, documents, contracts, agreements and assignments which Borrower has furnished to Banks are true and correct in all material respects. There has been no material change in the property or business operations of Borrower since the date of the last financial statement delivered to Banks, except pursuant to the conduct of its ordinary business, and except as shall have been disclosed in writing by Borrower to Banks prior to the date of execution of this Agreement. The Banks have previously been provided with true, correct and complete copies of Note Agreements dated May 31, 1983 and August 1, 1986 by and between Borrower and Prudential Insurance Company of America and all amendments thereto (collectively, the "Note Agreements"). The Note Agreements are in full force and effect as of the date hereof and Borrower is not in default of any of its obligations under either of the Note Agreements.

              (e) Taxes. Borrower has paid all federal, state and local taxes which are required to be paid by it (except for taxes being contested in good faith by appropriate proceedings and as to which reserves have been established by Borrower in accordance with GAAP consistently applied, which reserves and are set forth in Borrower's financial statements).

              (f) Securities Laws; Investment Company Act; Board Regulations. Borrower has filed and will file when due all statements, if any, which it may be required to file under the provisions of any state or federal securities laws or regulations. Borrower is not an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended, nor is Borrower engaged, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time in effect.

              (g) Ownership of Property. Borrower owns all of its assets that appear on its balance sheet free and clear of any Liens, except as previously disclosed in writing by Borrower to Banks prior to the date hereof and except for financing leases referred to in Borrower's financial statements.

              (h) Environmental Laws. Except as otherwise provided on Schedule 2 hereto, (i) Borrower is in compliance with all Environmental Laws and all requirements of law relating to pollution and environmental regulations in the respective jurisdictions where Borrower is presently doing business or conducting operations except for those matters where the failure to comply with all Environmental Laws and such requirements of law would not have a material adverse effect on the financial condition or results of operations of Borrower; (ii) to Borrower's knowledge after reasonable investigation, no Person has caused or permitted materials to be stored, deposited, treated, recycled or disposed of on, under or at any real estate owned, leased or occupied by Borrower, which materials, if known to be present, would require cleanup, removal or some other remedial action under Environmental Laws; (iii) to Borrower's knowledge after reasonable investigation, there are not now, nor have there ever been, tanks or other facilities on, under, or at any real estate owned or occupied by Borrower which contained materials which, if known to be present in soils or ground water, would require cleanup, removal or some other remedial action under Environmental Laws; (iv) to Borrower's knowledge after reasonable investigation, there are no conditions existing currently or likely to exist during the term of this loan which would subject Borrower to damages, penalties, injunctive relief or cleanup costs under any Environmental Laws or which require or are likely to require cleanup, removal, remedial action or other response pursuant to Environmental Laws by Borrower; and (v) Borrower is not subject to any judgment, decree, order or citation related to or arising out of Environmental Laws and has not been named or listed as a potentially responsible party by any governmental body or agency in a matter arising under any Environmental Laws. Borrower has all permits, licenses and approvals required under Environmental Laws and has paid all fees relating thereto and is in compliance with all terms and conditions thereof.

              (i) ERISA. All Plans maintained by Borrower are in compliance in all material respects with the applicable provisions of ERISA; Borrower has not incurred any "accumulated funding deficiency" within the meaning of Section 302 of ERISA in connection with any Plan; and there has been no "reportable event" within the meaning of Section 4034(b) of ERISA for any Plan the occurrence of which would have a material adverse effect on Borrower, nor has Borrower incurred any material liability to the Pension Benefit Guaranty Corporation.

       4. Affirmative Covenants of Borrower. Borrower covenants and agrees that so long as the Lines of Credit remain in effect, any Master Note remains outstanding and unpaid or any amount is owed to the Banks, Borrower shall:

              (a) Financial Statements. Deliver to each Bank:

                     (i) as soon as practicable  and in any event within 45 days after the end of each fiscal quarter in each fiscal year, statements of earnings and cash flows of the Borrower for the period from the beginning of the current fiscal year to the end of such quarterly period, and a balance sheet of Borrower as at the end of each such quarterly period, setting forth in each case in comparative form figures for the corresponding period in the preceding fiscal year, all in reasonable detail and certified by an authorized financial officer of Borrower, subject to changes resulting from year-end adjustments;

                     (ii) as soon as practicable and in any event within 90 days after the end of each fiscal year, a statement of earnings, reconciliation of retained earnings, a statement of cash flows and a balance sheet of Borrower as at the end of such year, setting forth in each case in comparative form corresponding figures from the preceding annual audit, all in reasonable detail and accompanied by an opinion of independent public accountants of recognized standing selected by Borrower which opinion shall be without qualification as to the compliance of such statements and balance sheet with GAAP;

                     (iii) promptly upon transmission thereof, copies of all such financial statements, proxy statements, notices and reports as it shall send to its stockholders and copies of all registration statements (without exhibits) and all reports which it files with the Securities and Exchange Commission (or any governmental body or agency succeeding to the functions of the Securities and Exchange Commission);

                     (iv) promptly upon receipt thereof, a copy of all other reports submitted to Borrower by independent accountants in connection with any annual, interim or special audit made by them of the books of Borrower;

                     (v) Each Bank may at any  time,  and  without  notice to or consent of Borrower, deliver to any financial institution which is a participant in the loans which are the subject of this Agreement, copies of all financial statements, reports, or any other documents delivered to Banks hereunder; provided, however, that neither Bank shall participate the loans which are the subject of this Agreement to any third party (other than an affiliate of such Bank or its holding company) without the prior written consent of the Borrower and the other Bank party hereto; and

                     (vi) with reasonable promptness,  such other financial data as the Banks may reasonably request. Together with each delivery of financial statements required by clauses (i) and (ii), above, Borrower will deliver to each of the Banks a completed Officer's Certificate substantially in the form attached hereto as Exhibit B.

              Together with each delivery of financial statements required by clause (ii), above, Borrower will deliver to the Banks a letter report of said accountants stating that, in making the audit necessary to the opinion with respect to such financial statements, they have obtained no knowledge of any Event of Default or Default, or, if any such Event of Default or Default exists, specifying the nature and period of existence thereof. Borrower also covenants that forthwith upon the President or Chief Financial Officer of Borrower obtaining knowledge of an Event of Default or Default, it will deliver to the Banks an Officer's Certificate specifying the nature thereof, the period of existence thereof, and what action Borrower proposes to take with respect thereto. Any management letters or other material non-public financial information provided to the Banks by Borrower pursuant to this Agreement shall be used only by the Banks, their respective employees, agents and representatives, and their respective accountants and auditors in connection with the administration of this Agreement and the indebtedness hereunder, and otherwise shall be held in confidence; provided, however, that nothing herein contained shall be deemed to prohibit any disclosure to regulatory or governmental authorities required by applicable law or regulation.

              (b) Books and Records; Inspection of Property. Keep proper books of record and account; permit any person designated by the Banks (at Banks' expense) to visit and inspect any of the properties of Borrower, to examine the corporate books and financial records of Borrower and make copies thereof or extracts therefrom and to discuss the affairs, finances and accounts of Borrower with the principal officers of Borrower, all at such reasonable times and as often as the Banks may reasonably request.

              (c)  Maintenance  of  Property  Insurance.  Keep  its  properties, whether owned or leased, in good condition, repair and working order, other than property no longer deemed by Borrower necessary for the conduct of its business; maintain purchased insurance or self-insurance reserves in such amounts and against such liabilities and hazards as customarily is maintained by other companies operating similar businesses and together with each delivery of financial statements under clause (ii) of subsection 4(a) it will, upon the Banks' request, deliver an Officer's Certificate specifying the details of such insurance in effect.

              (d) Taxes. Pay and discharge all lawful taxes, assessments and governmental charges upon it or against its properties prior to the date on which penalties are attached thereto, unless and to the extent only that such taxes are contested in good faith and by appropriate proceedings by Borrower and Borrower has established appropriate reserves for the payment of such taxes in accordance with GAAP.

       5. Negative Covenants. Borrower covenants and agrees that so long as the Lines of Credit remain in effect, any Master Note remains outstanding and unpaid or any amount is owed the Banks, Borrower shall not, directly or indirectly:

              (a) Working Capital. Permit Working Capital at any time to be less than $5,000,000.

              (b) Tangible Net Worth. Permit Tangible Net Worth at any time to be less than $32,000,000.

              (c) Total Liabilities to Net Worth. Permit the ratio of Total Liabilities to Tangible Net Worth at any time to exceed 2.0 to 1.0.

              (d) Fixed Charge Coverage. Permit the Fixed Charge Coverage Ratio at any time to be less than 2.0 to 1.0

              (e) Total Liabilities Plus Contingent Liabilities to Tangible Net Worth. Permit the ratio of the sum of Total Liabilities plus Contingent Liabilities to Tangible Net Worth at any time to exceed 2.5 to 1.0.

              (f) Restricted Payments. (i) Pay or declare any dividend on any class of its stock, or (ii) make any other distribution on account of any class of its stock, or (iii) redeem, purchase or otherwise acquire, directly or indirectly, any shares of its stock (all of the foregoing being herein called "Restricted Payments") except out of Net Earnings Available For Restricted Payments. There shall not be included in Restricted Payments or in any computation of Net Earnings Available For Restricted Payments: (x) dividends paid, or distributions made, in stock of Borrower; or (y) exchanges of stock of one or more classes of Borrower, except to the extent that cash or other value payable by Borrower is involved in such exchange; or (z) retirements of stock out of the proceeds of the simultaneous sale of other stock.

              (g) Liens. Create, assume or suffer to exist any Lien upon any of its property or assets, whether now owned or hereafter acquired, except:

                     (i) Liens for taxes not yet due or which are being actively contested in good faith by appropriate proceedings;

                     (ii) other Liens  incidental to the conduct of its business or the ownership of its property and assets which were not incurred in connection with the borrowing of money or the obtaining of advances or credit, and which do not in the aggregate materially detract from the value of its property or assets or materially impair the use thereof in the operation of its business;

                     (iii)  Liens  presently  existing  that  are  described  in
              Schedule 3 hereto;

                     (iv) Liens in connection with Capital Lease Obligations;

                     (v) Liens on life insurance policies owned by Borrower securing policy loans obtained from the insurers under such policies, provided that (A) the aggregate amount borrowed on each policy shall not exceed the loan value thereof, and (B) Borrower shall not incur any liability to repay any such loan;

                     (vi) other Liens  placed upon  property  being  acquired by
              Borrower to secure a portion of the purchase price thereof securing Debt permitted by clause (iv) of subsection 5(h);

                     (vii) liens in favor of a lender or investor which are granted in connection with a transaction permitted by subsection 5(1); and

                     (viii) other Liens; provided the aggregate principal amount of indebtedness secured by such Liens and incurred in any fiscal year of Borrower shall not exceed $1,000,000;

provided, however, that if Borrower does create, assume or suffer to exist a Lien on any of its property other than as permitted above, it will make or cause to be made an effective provision whereby all indebtedness under this Agreement will be secured by such liens equally and ratably with any and all other indebtedness thereby secured so long as any such other indebtedness shall be secured. Borrower covenants that it will, and will cause its independent public accountants to, make specific reference to the provisions of this paragraph in all financial statements of Borrower hereafter delivered to any creditor, prospective creditor or credit rating agency.

              (h) Debt. Create, incur, assume or suffer to exist any Funded Debt, except:

                     (i) Funded Debt represented by the Master Notes;

                     (ii) Funded Debt of Borrower  not  exceeding  an  aggregate principal amount of $1,530,000 at any time outstanding pursuant to the Note Agreements;

                     (iii) Capital Lease Obligations which are subject to limitations specified in subsection 5(k);

                     (iv) other Funded Debt of Borrower not exceeding an aggregate principal amount of $4,000,000 at any time outstanding; and

                     (v) Funded Debt incurred in connection with Liens permitted by subsection 5(g)(viii).

              (i) Loans, Advances, Investments and Contingent Liabilities. Make or permit to remain outstanding any loan or advance to, or guarantee, endorse or otherwise be or become contingently liable, directly or indirectly, in connection with the obligations, stock or dividends of, or own, purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any Person, except that Borrower may:

                     (i) acquire and own stock, obligations or securities received in settlement of debts (created in the ordinary course of business) owing to Borrower;

                     (ii) own,  purchase or acquire prime  commercial  paper (or unrated  commercial  paper  issued  by  corporate  obligors  which
              support  the  issuance  of  such  commercial   paper  through  the
              availability of a line of credit provided by a United States commercial bank having capital resources in excess of $50,000,000) and certificates of deposit due within one year from the date of purchase and bank repurchase agreements, in United States commercial banks (having capital resources in excess of $50,000,000), in each case payable in the United States in United States dollars, obligations of the United States Government or any agency thereof, and obligations guaranteed by the United States Government;

                     (iii) endorse negotiable  instruments for collection in the ordinary course of business;

                     (iv) make or permit to remain  outstanding travel and other like advances to officers and employees in the ordinary course of business;

                     (v) guarantee, endorse or otherwise be or become contingently liable, directly or indirectly, in connection with the obligations of any other person if Borrower shall be and remain at all times in compliance with subsection 5(e); and

                     (vi) make or permit to remain outstanding  loans,  advances and investments in Topco, provided that the aggregate amount of all such loans, advances and investments (at cost) at any time outstanding shall not exceed an amount necessary for Borrower to maintain its membership in Topco in good standing;

              (j) Merger and Sale of Assets. Merge or consolidate with any other corporation or sell, lease or transfer or otherwise dispose of all or a substantial part of its assets, or assets which shall have contributed more than 20% of Net Earnings for any of the three fiscal years then most recently ended, to any Person.

              (k) Lease Rentals. Enter into, or permit to remain in effect, any agreements to rent or lease (as lessee) any real or personal property (except transportation equipment) for initial terms (including options to renew or extend any term, whether or not exercised) of more than one year if after giving effect thereto the aggregate amount of all payments in any fiscal year payable by Borrower to lessors under all such leases, minus the aggregate of all rentals received by Borrower in such fiscal year from all sub-lessees would exceed 1.3% of gross consolidated sales of Borrower and its Subsidiaries for the preceding fiscal year.

              (l) Sale and Lease-Back. Enter into any arrangement with any lender or investor or to which such lender or investor is a party providing for the leasing by Borrower of real or personal property which has been or is to be sold or transferred by Borrower to such lender or investor or to any Person to whom funds have been or are to be advanced by such lender or investor on the security of such property or rental obligations of Borrower except to the extent that any such arrangement with a lender or investor is made in connection with the development by the Borrower of a new Retail Outlet and such arrangement is completed within 18 months after the opening of such new Retail Outlet.

              (m) Sale or Discount of Receivables. Sell with recourse, or discount or otherwise sell for less than the face value thereof, any of its notes or accounts receivable.

              (n) Restrictions on Transactions With Stockholders. Directly or indirectly, purchase, acquire or lease any property (other than shares of stock of Borrower) from, or sell, dispose of or lease any property (other than shares of stock of Borrower) to, or otherwise deal with, in the ordinary course of business or otherwise (i) any Substantial Stockholder, or (ii) any corporation in which a Substantial Stockholder owns 5% or more of the outstanding voting stock, except that such Substantial Stockholder may be a director, officer or employee of Borrower and may be paid reasonable compensation in connection therewith.

              (o) Certain Contracts. Enter into or be a party to:

                     (i) any contract providing for the making of loans, advances or capital contributions to any Person (except where the obligation is limited to a fixed maximum amount which is within the limitations of subsection 5(i)), or for the purchase of any property from any Person, in each case in order to enable such Person to maintain working capital, net worth or any other balance sheet condition or to pay debts, dividends or expenses; or

                     (ii) any contract for the purchase of  materials,  supplies or other property or services if such contract (or any related document) requires that payment for such materials, supplies or other property or services shall be made regardless of whether or not delivery of such materials, supplies or other property or services is ever made or tendered; or

                     (iii) any contract for the sale or use of materials, supplies or other property, or the rendering of services, if such contract (or any related document) requires that payment for such materials, supplies or other property, or the use thereof, or payment for such services, shall be subordinated to any indebtedness (of the purchaser or user of such materials, supplies or other property or the Person entitled to the benefit of such services) owed or to be owed to any Person; provided however, that nothing contained in this clause (iii) shall prohibit the Borrower from becoming a general unsecured creditor of another Person in the ordinary course of business or shall prevent the Borrower from agreeing to subordinate obligations payable by its franchisees in favor of third party lenders, as and to the extent required by such lenders; or

                     (iv) any other  contract  which,  in  economic  effect,  is substantially equivalent to a guarantee, except as permitted by, and within the limitations of, subsection 5(e).

              (p) Letters of Credit for Worker's Compensation. Have outstanding letters of credit issued for the account of Borrower for the benefit of various states to secure the payment of worker's compensation liability in such states in an aggregate amount available to be drawn thereunder in excess of $10,000,000.

              (q) Change in Control. Permit any Person or group of Persons acting in concert (other than affiliates, including without limitation, employee benefit plans, of the Borrower) to acquire more than 30% of the Borrower's outstanding voting securities, or permit any two or more nominees proposed by the Borrower for election to its board of directors to be defeated in such election pursuant to any single vote of shareholders of the Borrower.

       6. Event of Default. An "Event of Default" shall be deemed to have occurred if:

              (a) Any representation or warranty made by Borrower in this Agreement, or in any certificate of Borrower furnished to Banks hereunder, shall prove to have been incorrect in any material respect as of the time when made.

              (b) If Borrower shall fail to pay any interest or principal on any Loan when due hereunder, fail to pay any Availability Fees when due hereunder, or fail to pay when due any principal or interest on any of its other indebtedness, if any, to Banks, whether at maturity or by acceleration or otherwise, and such failure shall continue uncured for a period of ten (10) days after the applicable due date.

              (c) Borrower shall default in the performance or observance of any covenant or agreement contained in this Agreement or in any other agreement between Borrower and Banks; provided, however, that a breach in the performance or observance of an affirmative covenant or agreement contained in Section 4 of this Agreement shall only constitute a default if the breach remains uncured for a period of thirty (30) days after written notice thereof from Banks to Borrower.

              (d) Borrower shall:

                     (i) Apply for or consent to the  appointment of a receiver, trustee or liquidator of Borrower or of all or substantial part of the assets of Borrower;

                     (ii) Be unable to, or admit in writing  its  inability  to, pay its debts as they mature;

                     (iii)  Make  a  general   assignment  for  the  benefit  of
              creditors;

                     (iv) Be adjudicated bankrupt or insolvent;

                     (v) File a voluntary  petition in  bankruptcy or a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage of any insolvency law, or an answer admitting the material allegations of a petition filed against Borrower in any bankruptcy, reorganization or insolvency proceeding; or

                     (vi) Corporate action shall be taken by Borrower for the purpose of effecting any of the foregoing.

              (e) A petition for an order, judgment or decree shall be filed, without the application, approval or consent of Borrower, with any court of competent jurisdiction, seeking reorganization of Borrower, or the appointment of a receiver, trustee or liquidator of Borrower or of all or a substantial part of the assets of Borrower, and such petition shall remain undismissed for any period of sixty (60) days.

              (f) An Event of Default (as such term is defined in the Note Agreements) shall have occurred (regardless of whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or otherwise) under the Note Agreements.

              (g) Borrower shall default in the payment of principal or interest on any obligation (other than obligations hereunder or under the Note Agreements) for borrowed money in a principal amount greater than or equal to $250,000 beyond any period of grace provided with respect thereto or in the performance of any other agreement, term or condition contained therein or in any agreement or security interest relating to any such obligation, if the effect of such default is to cause or permit the holder or holders of such obligation (or a trustee or agent on behalf of such holder or holders) to cause such obligation to become due prior to its stated maturity.

              (h) A final judgment which, together with other outstanding final judgments against it, exceeds an aggregate of $100,000 shall be entered against Borrower and remains outstanding and unsatisfied or unstayed after sixty (60) days from the date of entry thereof, unless an appeal has been taken and perfected within the time provided by law and suitable bond has been provided or other agreement made to stay execution of such judgment.

       7. Rights Upon Default. If the Events of Default specified in Sections 6(d) and 6(e) shall occur, the Banks' obligations to make Loans hereunder shall immediately terminate and any Loan (with accrued interest thereon) and other amounts owing under this Agreement and the Master Notes shall immediately become due and payable. If any other Event of Default shall occur, the Banks may (i) by notice of default to Borrower, declare the Banks' obligations hereunder terminated forthwith, whereupon such obligations shall terminate, and/or (ii) by notice of default to Borrower, declare any Loan and all amounts owing hereunder and under the Master Notes to be due and payable forthwith, whereupon the same shall become immediately due and payable. Except as expressly provided above in this Section, presentment, demand, protest and further notice of any kind are hereby expressly waived. Notwithstanding the foregoing, the Banks' obligations to maintain the confidentiality of any nonpublic financial information of Borrower provided to Banks pursuant to Section 4(a) of this Agreement shall survive the termination of its other obligations hereunder.

       In the event of any occurrence of any Event of Default, Borrower shall pay all costs and expenses which may be incurred by Banks with respect thereto and with respect to the collection of any amounts due Banks pursuant hereto or the enforcement of any provisions hereof, including reasonable attorneys' fees and expenses of litigation, and all such sums shall be and become part of the indebtedness pursuant to this Agreement. In addition to and not in lieu of any other right or remedy they may have at any time, Banks at any time and from time to time at their election, may (but they shall not be required to) do or perform or comply with or cause to be done or performed or complied with anything which Borrower may be required to do or comply with under this Agreement if Borrower shall fail to do so; Borrower shall reimburse Banks upon demand for any reasonable cost or expense Banks may pay or incur in such respect, together with interest thereon at the Prime Rate plus two percent (2%) from the date of such demand until paid. The failure of Banks at any time or from time to time to exercise any right or remedy, whether arising from or by virtue of any event of default or otherwise, shall not constitute a waiver of any such right or remedy and shall not impair the right of Banks to exercise such right or remedy or any other right or remedy thereafter or to insist upon strict performance. No waiver of any right or remedy by Banks shall be valid or effective unless made in writing and signed by an officer of each Bank. Any effective waiver of any right or remedy shall not be deemed to constitute a waiver of any other right or remedy then existing or which may thereafter arise or accrue. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. Upon the occurrence of any Event of Default, and pursuant to the provisions of this Section, Banks may sue to enforce the obligations of Borrower pursuant to this Agreement.

       8. Conditions of Disbursement. Banks shall be under no obligation to make any advances under the Lines of Credit pursuant to this Agreement unless the following conditions shall have been fulfilled:

              (a) The representations and warranties of Borrower contained herein shall be true at the time of the initial advance and at the time of each subsequent advance under this Agreement as though such representations and warranties were made at such time.

              (b) Borrower shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it.

              (c) Prior to the initial  advance  under this  Agreement  Borrower shall have delivered to Banks an opinion in writing of Borrower's legal counsel, which counsel shall be acceptable to Banks, dated on or after the date of this Agreement, to the effect that (i) Borrower is a corporation duly organized and existing under the laws of the State of Wisconsin, and has the power and authority to enter into this Agreement and to make borrowings and execute and deliver the Master Notes as provided for herein; (ii) the execution and delivery of this Agreement and compliance with the terms hereof by Borrower and the execution and delivery of the Master Notes pursuant hereto are not at variance or in contravention of any provision of the Articles of Incorporation, or By-Laws of Borrower, or any indenture, contract or agreement of which such counsel has knowledge after due inquiry, to which Borrower is a party or to which it is subject (or that any such contravention has been appropriately waived), or any statute, rule or regulation binding upon Borrower; (iii) all corporate action necessary to authorize Borrower to enter into this Agreement, to perform its obligations hereunder, including the obtaining of the Lines of Credit hereunder, and to execute and deliver any and all documents necessary to comply with the provisions of this Agreement has been taken; (iv) this Agreement and the Master Notes have been duly executed by Borrower;

       (v) this Agreement and the Master Notes constitute the legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their terms, except for bankruptcy, insolvency, or the grant of equitable remedies and other standard exceptions; (vi) no consent of any public body, agency, commission or board is necessary to the making and assumption of obligations hereunder by Borrower; and (vii) so far as it is known to such counsel and except as set forth in Schedule 1 to this Agreement, there is no material litigation, and there are no material proceedings by any public body, agency or authority, pending or threatened against Borrower.

              (d) Borrower shall furnish to Banks copies of its most recent financial statements prepared in accordance with the provisions of subsection 4(a).

              (e) Borrower shall furnish Banks with certified resolutions of its Board of Directors authorizing its execution and delivery of this Agreement and the performance of its obligations and covenants contained herein.

              (f) Borrower shall furnish Banks with a certificate of incumbency with respect to the persons authorized to execute this Agreement, the Master Notes, and all other documents to be executed in connection with the transactions which are the subject of this Agreement.

       9. Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

              (a) "Capital Lease Obligations" shall mean all rental obligations which, under GAAP, are or will be required to be capitalized on the books of Borrower (including, without limitation, all existing rental obligations which are required to be so capitalized for calendar or fiscal years beginning after December 31, 1980), in each case taken at the amount thereof accounted for as indebtedness (net of interest expense) in accordance with such principles.

              (b) "Contingent Liability" shall mean, as to any Person, any guarantee of indebtedness or any other obligation of any second Person or any assurance with respect to the financial condition of any second Person, whether direct, indirect or contingent, including, without limitation, (i) any purchase or repurchase agreement or other arrangement of whatever nature having the effect of assuring or holding harmless any third Person against loss with respect to any obligation of such second Person and (ii) any Customer Advances; provided, however, that the term "Contingent Obligation" shall not include (y endorsements of instruments for deposit or collection in the ordinary course of business or (z) any obligations to reimburse an issuer of a letter of credit permitted under subsection 5(p).

              (c) "Current Debt" shall mean any obligation for borrowed money (and any notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money) payable on demand or within a period of one year from the date of the creation thereof; provided that any obligation shall be treated as Funded Debt, regardless of its term, if such obligation is renewable pursuant to the terms thereof or of a revolving credit or similar agreement effective for more than one year after the date of the creation of such obligation, or may be payable out of the proceeds of a similar obligation pursuant to the terms of such obligation or of any such agreement. Any obligation secured by a Lien on, or payable out of the proceeds of such production from, property of Borrower shall be deemed to be Funded or Current Debt, as the case may be, of Borrower even though such obligation shall not be assumed by Borrower.

              (d) "Customer Advances" shall mean receivables of Borrower, payable by customers operating Retail Outlets, arising out of sales by Borrower to such customers of fixtures and equipment, which shall have remained outstanding for more than thirty (30) consecutive days.

              (e) "Environmental  Laws" shall mean all federal,  state and local laws including statutes, regulations ordinances, codes, rules and other governmental restrictions and requirements relating to the discharge, emission or release of air pollutants, water pollutants or process waste water or otherwise relating in any way, directly or indirectly, to the environment or hazardous substances in general or to storage tanks, petroleum products, PCBs or asbestos, including, but not limited to, the Federal Solid Waste Disposal Act, the Federal Clean Air Act, the Federal Clean Water Act, the Federal Resource Conservation Environmental Responsibility, Cleanup and Liability Act of 1980, regulations of the Environmental Protection Agency, regulations of the Nuclear Regulatory Agency, and regulations of any state department of natural resources, state environmental protection agency or any governmental authority whatsoever, now or at any time hereafter in effect.

              (f) "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as the same may, from time to time, be supplemented or amended.

              (g) "Fixed Charge Coverage Ratio" shall mean the ratio of (i) the sum of pre-tax income plus depreciation and amortization plus interest expense to (ii) the sum of interest expense plus current maturities of long-term debt plus the current portion of Capital Lease Obligations; provided, however, that for purposes of calculating the Fixed Charge Coverage Ratio, there shall be excluded from both the numerator and the denominator the effects that loans and other financing transactions have on the Company's results of operations to the extent such loans and financing transactions relate to financing provided by the Company to or on behalf of its franchisees.

              (h) "Funded Debt" shall mean any obligation payable more than one year from the date of the creation thereof, which under GAAP is shown on the balance sheet as a liability (including, without limitation, Capital Lease Obligations and excluding reserves for deferred income taxes and other reserves to the extent that such reserves do not constitute an obligation).

              (i) "GAAP" shall mean generally accepted accounting principles in the United States of America in effect from time to time.

              (j) "Lien" shall mean any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, and any lease in the nature thereof).

              (k) "Net Earnings" shall mean gross revenues of Borrower less all operating and non-operating expenses of Borrower including all charges of a proper character (including current and deferred taxes on income, provision for taxes on unremitted foreign earnings which are included in gross revenues, and current additions to reserves), but not including in gross revenues any gains (net of expenses and taxes applicable thereto) in excess of losses resulting from the sale, conversion or other disposition of capital assets (i.e., assets other than current assets), any gains resulting from the write-up of assets, any equity of Borrower in the unremitted earnings of any other corporation, or any earnings of any Person acquired by Borrower through purchase, merger or consolidation or otherwise for any year prior to the year of acquisition, all determined in accordance with GAAP.

              (l) "Net Earnings Available For Restricted Payments" shall mean an amount equal to (i) the sum of (A $4,263,000, (B) 40% (or minus 100% in the case of a deficit) of Net Earnings for the period (taken as one accounting period) commencing December 29, 1991, and terminating at the end of the last fiscal quarter preceding the date of any proposed Restricted Payment, and (C) 100% of the net cash proceeds received by the Company from the issuance or sale of authorized but unissued shares of its Common Stock, but only to the extent of the number of such shares previously acquired in transactions which constituted the making of Restricted Payments, less (ii) the sum of all Restricted Payments made on or after December 29, 1991.

              (m) "Net Worth" shall mean, as of the time of any determination thereof, the sum of (A) the par value (or value stated on the books of Borrower) of the capital stock of all classes of Borrower, plus (or minus in the case of a deficit) (B) the amount of the surplus, whether capital or earned, of Borrower, plus (C) the prepaid franchise rights and trademarks under the Piggly Wiggly Master Franchise Agreement, provided however, that Net Worth shall not include any intangible assets not reflected on Borrower's most recent balance sheet; all determined in accordance with GAAP consistent with those followed in the preparation of the financial statements referred to in subsection 4 (a).

              (n) "Offered Rate" shall mean with respect to each Bank, the rate of interest per annum from time to time offered by such Bank to Borrower on Loans. Each Bank shall be entitled to fix and establish its Offered Rate in its sole and absolute discretion. Upon the request of Borrower, each Bank shall provide Borrower with a quotation of its current Offered Rate. Each Bank may make loans at, above or below its Offered Rate.

              (o) "Person" shall mean and include an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

              (p) "Plan" shall mean as to any Person any pension plan, including a "multi-employer plan" as defined in Section 4001(a) (3) of ERISA, that is covered by Title IV of ERISA and in respect of which that Person or a Commonly Controlled Entity of that Person is an "employer" as defined in
       Section 3(5) of ERISA.

              (q) "Prime Rate" shall mean with respect to each Bank, such Bank's announced prime rate per annum from time to time in effect. Each Bank may make loans at, above or below its Prime Rate.

              (r) "Retail Outlets" shall mean and include stores, engaged in retail trade, owned or operated by Borrower of the type presently operated by Borrower and engaged in operations similar to those presently conducted by Borrower, and such stores owned or operated by customers of Borrower.

              (s) "Substantial Stockholder" shall mean (i) any Person owning, beneficially or of record, directly or indirectly, either individually or together with all other Persons to whom such Person is related by blood, adoption or marriage, stock of Borrower (of any class having ordinary voting power for the election of directors) aggregating 5% or more of such voting power or (ii) any Person related by blood, adoption or marriage to any Person described or coming within the provisions of clause (i) of this subsection 9(s).

              (t) "Tangible Net Worth" shall mean, as of the time of any determination thereof, the excess of (i) the sum of (A) the par value (or value stated on the books of Borrower) of the capital stock of all classes of Borrower, plus (or minus in the case of a deficit) (B) the amount of the surplus, whether capital or earned, of Borrower, plus (C) the prepaid franchise rights and trademarks under the Piggly Wiggly
       Master Franchise Agreement, over (ii) the sum of treasury stock, unamortized debt discount and expense, good will, trademarks, trade names, patents, deferred charges and other intangible assets and any write-up of the value of any assets after December 28, 1985; all determined in accordance with GAAP consistent with those followed in the preparation of the financial statements referred to in subsection 4(a); provided however, that assets held under Capitalized Leases and leasehold improvements shall not be classified as intangible assets in determining the amount of Tangible Net Worth.

              (u) "Topco" shall mean Topco Associates, Inc., a cooperative non-profit buying organization.

              (v) "Total Commitment" of M&I shall mean $9,000,000 less the aggregate amount of reductions, if any, in M&I's Total Commitment requested by Borrower pursuant to subsection 1(g) and the "Total Commitment" of Firstar shall mean $7,000,000 less the aggregate amount of reductions, if any, in Firstar's Total Commitment requested by Borrower pursuant to subsection 1(g).

              (w) "Total Liabilities" shall mean the aggregate of all liabilities and reserves of every kind and character of Borrower determined in accordance with GAAP consistent with those followed in the preparation of the financial statements referred in subsection 3(d).

              (x) "Working Capital" shall mean the excess of current assets over current liabilities of Borrower, both determined in accordance with GAAP consistent with those followed in the preparation of the financial statements referred to in subsection 4(a), provided that there shall not be included in current assets (i) any loans or advances made by Borrower except travel and other like advances to officers and employees in the ordinary course of business, nor (ii) any assets known by Borrower to be located outside (including any amounts at any time outstanding payable by Persons known by Borrower to be located outside) the United States of America and Canada, and further provided that current assets shall include an amount equal to (i) 50% of LIFO reserves included in the financial statements and footnotes thereto delivered to the Banks pursuant to subsection 4(a) and (ii) the difference between $16,000,000 and the aggregate principal amount of debt outstanding pursuant to the Master Notes.

10.    Miscellaneous.

              (a) The provisions of this Agreement shall inure to the benefit of and be binding upon any successor to any of the parties hereto and shall extend and be available to any holder of the Master Notes and renewals thereof. Borrower may not assign or otherwise transfer its rights under this Agreement except with the prior written consent of the Banks.

              (b) The Banks and the Borrower may, from time to time, enter into written amendments, supplements or modifications hereto for the purpose of adding provisions to any agreements, instruments or other documents hereunder or for the purpose of changing in any manner the rights of the Banks or of the Company thereunder, and the Banks may execute and deliver to the Company a written instrument waiving, on such terms and conditions as the Banks may specify in such instrument, any of the requirements of this Agreement or any Default or Event of Default and its consequences. In the case of any waiver, the Company and the Banks shall be restored to their former position and rights under this Agreement, and any Default or Event of Default waived shall be deemed to be cured and not continuing. However, no waiver of a Default or Event of Default shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

       No amendment, supplement, modification, or waiver shall be effective except if in writing and duly executed by both Banks and the Company.

              (c) In the event that any date provided herein for any payment by Borrower shall be a Saturday, Sunday, or legal holiday, such payment date shall be deemed to be the next business day following such Saturday, Sunday or legal holiday.

              (d) All representations and warranties made herein shall survive the extension of any advance under this Agreement and the execution and the delivery of the Master Notes or renewals thereof.

              (e) Unless otherwise specified, all notices, requests and demands to be to or upon the respective parties hereto shall be deemed to be effective only if in writing or if given by facsimile transmission, telegraph or telex and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made, in the case of a delivered notice, when delivered by hand, or, in the case of a mailed notice, when deposited in the mail, postage prepaid, or in the case of telegraphic notice, when delivered to the telegraph company, or, in the case of telex notice, when sent, answer back received, or, in the case of a facsimile transmission, upon acknowledgement of receipt, addressed as follows, or to such other address as may be hereafter specified by the respective parties hereto and any future holders of the Master Notes:

                  Borrower:                 Schultz Sav-O Stores, Inc.
                                            2215 Union Avenue
                                            Sheboygan, WI 53081
                                            Attention:  Mr. John H. Dahly
                                            Fax:  (414) 457-6295

                  Banks:                    M&I Marshall & Ilsley Bank
                                            770 North Water Street
                                            Milwaukee, WI 53202
                                            Attention:  Ms. Gina A. Peter
                                            Fax:  (414) 765-7625

                                            Firstar Bank Milwaukee,
                                              National Association
                                            777 East Wisconsin Avenue
                                            Milwaukee, WI 53202
                                            Attention:  Mr. Scott D. Roeper
                                            Fax:  (414) 765-5062

       provided  that any notice,  request or demand upon the Banks  pursuant to
       Section 1 hereof shall not be effective until received.

              (f) Borrower shall (i) pay or reimburse Banks for all of their reasonable out-of-pocket costs and expenses incurred in connection with the negotiation, consideration, development, preparation and/or execution of and any amendment, supplement or modification to, this Agreement, the Master Notes or any other document prepared in connection herewith
       (whether or not any such amendment, supplement or modification is effected or consummated), and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Banks, (ii) pay and reimburse Banks for all of their reasonable costs and expenses including, but not limited to, litigation costs incurred in connection with the enforcement or preservations of any rights or questions arising under this Agreement, the Master Notes or any such other document prepared in connection herewith, including, without limitation, reasonable fees and disbursements of counsel to Banks, and (iii) pay, indemnify and hold the Banks harmless from any and all recording and filing fees and any and all liabilities with respect to or resulting from any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of any consummation of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of this Agreement or any such other documents. The obligations in this Paragraph shall survive repayment of the Master Notes and all other amounts payable hereunder.

              (g) This Agreement, the Master Notes and all other documents delivered in connection herewith and the rights and obligations of the parties thereto shall be governed by, and construed and interpreted in accordance with the laws of the State of Wisconsin. Venue for the settlement of disputes under this Agreement shall be the United States District Court for the Eastern District of Wisconsin or the Circuit Court of Milwaukee County, Wisconsin. Borrower consents to the exercise of jurisdiction by these courts and of vesting of venue therein.

              (h) In addition to any of the rights and remedies provided by law, or any other rights or remedies provided for in this Agreement or any document delivered in connection herewith, upon the occurrence of any Event of Default, Banks are hereby irrevocably authorized, at any time and from time to time without prior notice to Borrower, any such notice being expressly waived by Borrower, to set-off, appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case direct or indirect or contingent or matured or unmatured, at any time held or owing by the Banks to or for the credit of the account of Borrower, or any part thereof, in such amounts as Banks may elect, against and on account of the obligations and liabilities of Borrower to Banks hereunder or under the Master Notes, and claims of every nature and description of Banks against Borrower, whether arising hereunder, under any note or otherwise, that the Banks may elect, whether or not the Banks have made any demand for payment although such obligations, liabilities and claims may be contingent or unmatured.

              (i) Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

              (j) Any term defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                     SCHULTZ SAV-O STORES, INC.


                                     By:  /s/ James H. Dickelman
                                         James H. Dickelman, Chairman,
                                          President and Chief Executive Officer


                                     Attest:

                                          /s/ John H. Dahly
                                     John H. Dahly, Executive Vice President,
                                        Chief Financial Officer, Treasurer and
                                        Secretary

                                  M&I MARSHALL & ILSLEY BANK


                                  By:  /s/ Gina A. Peter
                                      Gina A. Peter, Vice President


                                  Attest:

                                        /s/
                                  ___________, Vice President            (Title)


                                  FIRSTAR BANK MILWAUKEE, NATIONAL ASSOCIATION

                                  By: /s/ Scott Roeper
                                      Scott D. Roeper, Vice President


                                  Attest:

                                        /s/ Stephen Carlton
                                  Stephen E. Carlton                     (Title)
                                  Commercial Banking Officer

                           EXHIBITS TO LOAN AGREEMENT
                           --------------------------

Exhibit A-l                 Master Note

Exhibit A-2                 Master Note

Exhibit B                   Officer's Certificate





                           SCHEDULES TO LOAN AGREEMENT
                           ---------------------------

Schedule 1                  Litigation

Schedule 2                  Environmental Matters

Schedule 3                  Existing Liens

                                                                     Exhibit A-1


                                   MASTER NOTE
                                                            Milwaukee, Wisconsin
$9,000,000                                                      December 3, 1992


       FOR VALUE RECEIVED, the undersigned, being a Wisconsin corporation (the "Borrower"), hereby unconditionally promises to pay on the Maturity Date, to the order of M&I Marshall & Ilsley Bank, a Wisconsin banking corporation (the "Bank") , at the offices of Bank located at 770 North Water Street, Milwaukee, Wisconsin 53202, in lawful money of the United States of America and in immediately available funds, the lesser of (a) the amount of the M&I Line of Credit or (b) the aggregate unpaid principal amount of all Loans made by the Bank to the Borrower pursuant to the Agreement (as hereinafter defined). The Borrower also unconditionally promises to pay interest in like money at said offices on the unpaid principal amount hereof from time to time outstanding for the period from and including the date hereof until such amount shall be paid in full, as provided in the Agreement. The holder of this Master
Note is hereby authorized to record the date and amount of each Loan made by such holder, and the date and amount of each payment or prepayment of principal, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded.

       This Master Note is one of the Master Notes referred to in the Loan Agreement, dated as of December 3, 1992, by and between the Borrower, the Bank and First Wisconsin National Bank of Milwaukee (as amended, modified or supplemented from time to time, the "Agreement"), is entitled to the benefits thereof and is subject to optional and mandatory prepayment in whole or in part as provided therein. All capitalized terms used in this Master Note, unless herein defined, shall have the meanings assigned to such terms in the Agreement. Reference is made to the Agreement for relevant terms and provisions which bear upon this Master Note and the payments hereunder. Upon the occurrence of an Event of Default as specified in the Agreement, the amounts then remaining unpaid under this Master Note may be declared to be or may become immediately due and payable as provided in the Agreement.

       No delay or omission on the part of the Bank or any holder hereof in exercising any right or option herein given to the Bank or any holder hereof in exercising any right or option herein given to the Bank or holder hereof shall impair such right or option or be considered as a waiver thereof or acquiescence in any default hereunder. Borrower hereby waives presentment, demand, notice of dishonor, protest and all other notices and proceedings required as a condition for payment or collection hereof.

       In the event of default hereunder, Borrower agrees to pay all costs of collection, including reasonable attorneys' fees.

       This Master Note shall be governed by and construed in accordance with the laws of the State of Wisconsin.

                                  BORROWER:

                                  SCHULTZ SAV-O STORES, INC.


                                  By: /s/ James H. Dickelman              (SEAL)
                                      James H. Dickelman, Chairman,
                                         President and Chief Executive Officer

                                  Attest:


                                       /s/ John H. Dahly
                                  John H. Dahly, Executive Vice
                                     President, Chief Financial Officer,
                                     Treasurer and Secretary

                                                                     Exhibit A-2


                                   MASTER NOTE
                                                            Milwaukee, Wisconsin
$7,000,000                                                      December 3, 1992


       FOR VALUE RECEIVED, the undersigned, being a Wisconsin corporation (the "Borrower"), hereby unconditionally promises to pay on the Maturity Date, to the order of Firstar Bank Milwaukee, National Association, a national banking association (the "Bank"), at the offices of Bank located at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, in lawful money of the United States of America and in immediately available funds, the lesser of (a) the amount of the Firstar Line of Credit or (b) the aggregate unpaid principal amount of all Loans made by the Bank to the Borrower pursuant to the Agreement (as hereinafter defined). The Borrower also unconditionally promises to pay interest in like money at said offices on the unpaid principal amount hereof from time to time outstanding for the period from and including the date hereof until such amount shall be paid in full, as provided in the Agreement. The holder of this Master
Note is hereby authorized to record the date and amount of each Loan made by such holder, and the date and amount of each payment or prepayment of principal, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded.

       This Master Note is one of the Master Notes referred to in the Loan Agreement, dated as of December 3, 1992, by and between the Borrower, the Bank and M&I Marshall & Ilsley Bank (as amended, modified or supplemented from time to time, the "Agreement"), is entitled to the benefits thereof and is subject to optional and mandatory prepayment in whole or in part as provided therein. All capitalized terms used in this Master Note, unless herein defined, shall have the meanings assigned to such terms in the Agreement. Reference is made to the Agreement for relevant terms and provisions which bear upon this Master Note and the payments hereunder. Upon the occurrence of an Event of Default as specified in the Agreement, the amounts then remaining unpaid under this Master Note may be declared to be or may become immediately due and payable as provided in the Agreement.

       No delay or omission on the part of the Bank or any holder hereof in exercising any right or option herein given to the Bank or any holder hereof in exercising any right or option herein given to the Bank or holder hereof shall impair such right or option or be considered as a waiver thereof or acquiescence in any default hereunder. Borrower hereby waives presentment, demand, notice of dishonor, protest and all other notices and proceedings required as a condition for payment or collection hereof.

       In the event of default hereunder, Borrower agrees to pay all costs of collection, including reasonable attorneys' fees.

       This Master Note shall be governed by and construed in accordance with the laws of the State of Wisconsin.

                                  BORROWER:

                                  SCHULTZ SAV-O STORES, INC.


                                  By: /s/ James H. Dickelman              (SEAL)
                                      James H. Dickelman, Chairman,
                                      President and Chief Executive Officer

                                  Attest:


                                       /s/ John H. Dahly
                                  John H. Dahly, Executive Vice
                                     President, Chief Financial Officer,
                                     Treasurer and Secretary

                                    Exhibit B
                                       to
                                 Loan Agreement



                            _______________ ____ 1992



Ms. Gina Peter                                      Mr. Scott Roeper
Vice President                                      Vice President
M&I Marshall & Ilsley Bank                          Firstar Bank Milwaukee, N.A.
770 North Water Street                              777 East Wisconsin Avenue
Milwaukee, WI 53202-3593                            Milwaukee, WI 53202

Dear Gina and Scott:

       Pursuant to Section 4(a) of the Loan Agreement (the "Loan Agreement") dated October __, 1992 among Schultz Sav-O Stores, Inc., M&I Marshall & Ilsley Bank and Firstar Bank Milwaukee, National Association, the following sets forth calculations of the Company's compliance with certain of the financial covenants of the Loan Agreement:

(A)    Working Capital Computation (Section 5(a))

       Add:  Current Assets                   $
                                               ----------

           50% of LIFO reserve
              included in the Borrower's
              financial statements
              (Section 9(x))                   ----------

           Unused portion of
              revolving credit availability
              (Section 9(x))                   ----------
                                                                    $
                                                                     -----------
       Deduct:  Current Liabilities
                                                                    $
       Working Capital                                               -----------
                                                                    $
       Minimum requirement                                           -----------
                                                                    $  5,000,000
                                                                     ===========

Ms. Gina Peter and Mr. Scott Roeper
_______________ ___ 1992
Page 2


(B)    Tangible Net Worth (Section 5(b))

       Minimum requirement                                          $
                                                                     -----------
                                                                    $ 32,000,000
(C)    Total Liabilities to Tangible                                 ===========
       Net Worth (Section 5(c))

       Total liabilities and shareholders'
       investment

       Less:  Shareholders' investment                              $
                                                                     -----------
       Total Liabilities                                            $
                                                                     -----------
       Ratio of Total Liabilities to                                $
       Tangible Net Worth                                            -----------

                                                                         to 1.00
       Maximum permitted                                            ============

                                                                    2.00 to 1.00
(D)    Fixed Charge Coverage                                        ============
       (Section 5(d))

       Add:  Pretax income                     $                    $
                                                -----------          -----------
           Depreciation and
              amortization                      -----------

           Interest expense                     -----------
                                                                    $
                                                                     ===========
       Add:  Interest expense                  $
                                                -----------
           Long-term debt:      current         -----------

           Capital leases:      current         -----------

                                                                    $
                                                                    ============

       Fixed Charge Coverage Ratio                                       to 1.00
                                                                    ============
       Minimum permitted                                            2.00 to 1.00
                                                                    ============

Ms. Gina Peter and Mr. Scott Roeper
_______________ ___ 1992
Page 3


(E)    Total Liabilities Plus
       Contingent Liabilities to
       Tangible Net Worth (Section 5(e))



       Add:  Total Liabilities                 $
                                                -----------
           Contingent Liabilities:
              Notes                             -----------

           Contingent Liabilities:
              Leases                            -----------


       Total Liabilities plus
          Contingent Liabilities                                    $
                                                                     ===========
       Ratio of sum of Total Liabilities
       plus Contingent Liabilities to
       Tangible Net Worth                                                to 1.00
                                                                    ============

       Maximum permitted                                            2.50 to 1.00
                                                                    ============

(F)    Restricted Payments
       (Sections 5(f) and 9(n))

       Earnings Available for Distribution                          $  4,263,000
                                                                    ============

       Net Earnings for cumulative period
       from December 29, 1991 through most
       recent fiscal quarter:                                       $
                                                                     -----------

       40% of Net Earnings                                          $
                                                                     -----------
       100% of net cash proceeds received
       from resales of Common Stock previously
       acquired in transactions which constituted
       the making of Restricted Payments                            $
                                                                     -----------


       Unrestricted funds                                           $
                                                                     -----------

       Less:  Restricted Payments made since
       December 29, 1991:                                           $
                                                                     -----------

       Net Earnings Available for Restricted
       Payments                                                     $
                                                                     ===========

Ms. Gina Peter and Mr. Scott Roeper
_______________ ___ 1992
Page 4

       In accordance with Section 4(a) of the Loan Agreement, I hereby certify, to the best of my knowledge and belief, that there exists no condition, event or act which would constitute an Event of Default (as defined in the Loan Agreement), and there exists no condition, event or act which, with notice or lapse of time, or both, would constitute an Event of Default.

                                                Very truly yours,


                                                SCHULTZ SAV-O STORES, INC.



                                                 /s/ John Dahly
                                                John H. Dahly
                                                Executive Vice President,
                                                Chief Financial Officer,
                                                Treasurer and Secretary

/ smb

Enclosure

                                   SCHEDULE 1

                           Litigation and Proceedings

       1. On November 21, 1991, the Company announced the closing of its unsuccessful one-year old Bartlett, Illinois corporate-owned Piggly Wiggly Store and the recording of a reserve of approximately $2,100,000 for anticipated store closure costs. The store was covered by a twenty year lease. After several months of informal negotiations to arrive at a mutual settlement to terminate the lease, the landlord, Bartlett Commons Partnership, an Illinois general partnership, initiated a complaint on April 28, 1992 in the United States District Court, Northern District of Illinois, Eastern Division, alleging damages in excess of $5,000,000, plus its attorneys' fees and costs.

       Document requests and notices for depositions have been served in the case and depositions are now being held.

       The  Company  believes  it  has  liability  which  could  exceed  present reserves. The Company is presently engaged in out-of-court settlement discussions, which if satisfactorily concluded, would result in an additional charge to earnings.

       If settlement discussions are unsuccessful, the Company intends to vigorously defend itself, but is unable to completely and accurately assess final liability.

       2. The Company is the sole defendant in a breach of contract lawsuit pending in the United States District Court for the Western District of Texas, Economic Dutch Consultants USA, Inc. v. Schultz Sav-O Stores, Inc., Case No. 92-CA-240.

       The case arises from equipment leases for video tapes and video players entered into in 1988 between the Company and Comprehensive Leasing Corporation. The monthly rental amount for all of the leases combined is approximately $30,000. The plaintiff claims to be the assignee of Comprehensives' rights under the leases and sues for $30,000 per month since about August of 1991, when the initial three-year term of the leases expired and the Company ceased making payments. Thus, the present amount of plaintiff's claim is in the range of $450,000 to $500,000.

       The Company disputes that the plaintiff is the assignee of the leases and has asserted a variety of defenses to the claim for payment. The Company has also asserted a counterclaim seeking damages in the range of $800,000 to $1,500,000. Plaintiff has challenged the counterclaim. The Company has pending motions to dismiss the case for lack of jurisdiction and improper venue. If these motions are granted, the plaintiff could elect to pursue its claims in Wisconsin, but is unlikely to do so.

       In light of the Company's substantial defenses, both procedural and on the merits, the Company does not presently believe that it has any liability to the plaintiff.

       3. The City of Mequon, Wisconsin is considering the adoption of a completely new zoning code which may cause an adverse change in the zoning of certain commercial real estate owned by the Company at the southeast corner of Mequon and Wauwatosa Roads. This real estate was acquired by the Company in settlement of a claim against an individual, and not with the intention of making it the site of a new store location. The affected parcel has a value estimated by the Company to be approximately $500,000. The change in zoning could have an adverse impact on the value of this property. The Company considers it to be a remote possibility that this proceeding could result in a material adverse effect on the value of such property.

                       SCHEDULE 2 - ENVIRONMENTAL MATTERS



       The Company has leased a retail store facility as part of a strip center in downtown Belvidere, Illinois since 1984. While the retail operation is very successful, the facility and the equipment are in need of major renovation and the Company desires to expand the store size by approximately 10,000 SF to a total of 37,000 SF.

       In connection with a developer's assessment of the land and facilities, certain contaminants were found during Phase One and Phase Two environment tests. Extensive research indicates that the Company and its retail operation were not a contributing factor to the contamination.

       The Company believes it is not responsible for the contamination, and further improvement of the site and continuation of retail operations will not increase the contamination or residual risk the Company already has by its mere presence as a lessee operating a retail grocery store during the past nine years.

                           Schedule 3 - Existing Liens

1. Leases of video rental packages at various store locations, including videocassette tapes, display cabinets, storage fixtures, video players, televisions, and signage.

2. Sale-leaseback transactions covering all equipment and fixtures located at stores in Oshkosh (Aviation Plaza - 2155 South Koeller) and Oak Creek (2201 East Rawson), Wisconsin.

                        FIRST AMENDMENT TO LOAN AGREEMENT


       THIS FIRST AMENDMENT TO LOAN AGREEMENT, made as of this 23rd day of September, 1994, by and among SCHULTZ SAV-O STORES, INC. ("Borrower"), M&I MARSHALL & ILSLEY BANK, a Wisconsin banking corporation ("M&I"), and FIRSTAR BANK MILWAUKEE, NATIONAL ASSOCIATION, a national banking association ("Firstar") (together with M&I, the "Banks"). Unless otherwise indicated, capitalized terms used herein and not defined shall have the meanings assigned thereto in the Loan Agreement described below.

                              W I T N E S S E T H:

       WHEREAS, Borrower, M&I and Firstar are parties to that certain Loan Agreement dated as of December 3, 1992 (the "Loan Agreement"); and

       WHEREAS, Borrower has available a $9,000,000 revolving line of credit facility with M&I and a $7,000,000 revolving line of credit facility with Firstar (collectively, the "Lines of Credit"); and

       WHEREAS, Borrower and the Banks desire to amend the Loan Agreement to extend the Maturity Date of the Lines of Credit, to increase the minimum Tangible Net Worth required to be maintained by the Borrower, to amend the covenants relating to Liens and Funded Debt and to amend the definition of Net Earnings Available for Restricted Payments.

       NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

       1. Amendment to Section 1(b) (Master Notes). The definition of Maturity Date in Section 1(b) is amended by deleting "April 30, 1995" and inserting in lieu thereof "April 30, 1997."

       2. Amendment to Section 5(b) (Tangible Net Worth). Section 5(b) of the Loan Agreement is deleted in its entirety and the following is inserted in lieu thereof:

       "Permit Tangible Net Worth at any time to be less than $36,000,000."

       3. Amendment to Section 5(g) (Liens). Section 5(g) is amended by deleting the word "and" at the end of Subsection 5(g)(viii), by substituting ";" for the period at the end of Subsection 5(g)(ix) and by adding the following clauses:

              "(x) the lien in favor of The Penn Mutual Life Insurance Company in the form of a Mortgage securing an obligation not to exceed $3,500,000 on certain real property owned by the Borrower and located at 5328 Grand Avenue, Gurnee, Illinois (the "Gurnee Mortgage Debt"); and

              (xi) the Lien in favor of James M. and Beverly A. Lehrer in the form of a Land Contract securing an obligation not to exceed $300,000 on certain real property owned by the Borrower and located at Highway 55 and County Trunk Highway CE, Kaukauna, Wisconsin (the "Kaukauna Land Contract") ."

       4. Amendment to Section 5(h) (Debt). Section 5(h) is amended by deleting the word "and" at the end of Subsection 5(h)(iv), by substituting ";" for the period at the end of Subsection 5(h)(v) and by adding the following clauses:

              "(vi) Funded Debt of the Borrower not exceeding an aggregate principal amount of $3,500,000 due on the Gurnee Mortgage Debt; and (vii) Funded Debt of the Borrower not exceeding an aggregate principal amount of $300,000 due on the Kaukauna Land Contract."

       5. Amendment to Section 9(1) (Net Earnings Available For Restricted Payments). The definition of Net Earnings Available For Restricted Payments is amended by deleting the phrase ". . . (A) $4,263,000, (B) 40% (or minus 100% in the case of a deficit). . ." and inserting in lieu thereof the phrase ". . . (A) $7,263,000, (B) 50% (or minus 100% in the case of a deficit). . ."

       6. Effective Date. This Amendment is effective as of the date hereof upon the execution and delivery by the Borrower to the Banks of the following:

              (a) This Amendment duly executed by the President and Secretary of the Borrower; and

              (b) A copy of the resolution or resolutions, in form satisfactory to the Banks and their legal counsel, duly adopted by the Board of Directors of the Borrower approving this Amendment, certified to be true and correct by the President and Secretary of the Borrower.

       7. Miscellaneous.

              (a) Continuance of Loan Documents. Except as specifically amended by this Amendment, the Loan Agreement and all other instruments, documents and agreements executed and delivered in connection with the Loan Agreement (collectively, the "Loan Documents") remain in full force and effect.

              (b) Representations and Warranties. The Borrower represents and warrants that the execution, delivery and performance of this Amendment are within the corporate powers of the Borrower, have been duly authorized by all necessary corporate action and do not and will not (a) require any consent or approval of the shareholders of the Borrower; (b) violate any provision of the Articles of Incorporation or By-laws of the Borrower or of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the Borrower; (c) require the consent or approval of, or filing a registration with, any government body, agency or authority; or (d) result in any breach of or constitute a default under, or result in the imposition of any lien, charge or encumbrance upon any property of the Borrower pursuant to any indenture or other agreement or instrument under which the Borrower is a party or by which it or its properties may be bound or affected. The Borrower further represents and warrants that this Amendment constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy or similar laws affecting the enforceability of creditors' rights generally. In addition, each of the representations and warranties made by the Borrower in the Loan Agreement are true and correct as of the date of this Amendment.

              (c) References. When any Loan Document is referred to in any other Loan Document or any of the other documents, instruments or materials executed and delivered heretofore or hereafter pursuant to the Loan Agreement, it shall be deemed to refer to such Loan Document as amended by this Amendment.

              (d) Expenses and Attorneys' Fees. The Borrower shall pay all fees and expenses incurred by the Banks, including the reasonable fees of counsel, in connection with the preparation of this Amendment, the consummation of the transactions contemplated by this Amendment and the protection or enforcement of the rights of the Banks under the Loan Agreement.

              (e) Survival. All agreements, representations and warranties made in this Amendment or in any documents delivered pursuant to this Amendment survive the execution of this Amendment and the delivery of any such document.

              (f) Governing Law. This Amendment and the other documents issued pursuant to this Amendment are governed by the laws of the State of Wisconsin without reference to the conflict of law principles of such State.

              (g) Counterparts; Headings. This Amendment may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute one and the same agreement. Article and Section headings in this Amendment are inserted for convenience of reference only and shall not constitute a part hereof.

              (h)  Severability.   Any  provision  of  this  Amendment  that  is
       prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

              IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Loan Agreement as of the day, month and year first above-written.


                               SCHULTZ SAV-O STORES, INC.


                               By: /s/ James H. Dickelman
                                   James H. Dickelman, Chairman,
                                   President and Chief Executive Officer


                               Attest:

                                      /s/ John Dahly
                               John H. Dahly, Executive Vice President,
                                  Chief Financial Officer, Treasurer and
                                  Secretary


                               M&I MARSHALL & ILSLEY BANK


                               By:  /s/ Gina A. Peter
                                   Gina A. Peter, Vice President

                               Attest:

                                     /s/ Jeffrey Ticknor
                               Jeffrey T. Ticknor, Vice President


                               FIRSTAR BANK MILWAUKEE, NATIONAL ASSOCIATION

                               By: /s/ Scott Roeper
                                   Scott D. Roeper, Vice President

                               Attest:

                                     /s/ Caroline Krider
                               Caroline Krider, Assistant Vice President

                       SECOND AMENDMENT TO LOAN AGREEMENT


       THIS SECOND AMENDMENT TO LOAN AGREEMENT, made as of this 17th day of December, 1996, by and among SCHULTZ SAV-O STORES, INC. ("Borrower"), M&I MARSHALL & ILSLEY BANK, a Wisconsin banking corporation ("M&I"), and FIRSTAR BANK MILWAUKEE, NATIONAL ASSOCIATION, a national banking association ("Firstar" and, together with M&I, the "Banks"). Unless otherwise indicated, capitalized terms used herein and not defined shall have the meanings assigned thereto in the Loan Agreement described below.

                              W I T N E S S E T H:

       WHEREAS, Borrower, M&I and Firstar are parties to that certain Loan Agreement dated as of December 3, 1992, as amended by that certain First Amendment to Loan Agreement dated September 23, 1994 (as so amended, the "Loan Agreement"); and

       WHEREAS, Borrower has available a $9,000,000 revolving line of credit facility with M&I and a $7,000,000 revolving line of credit facility with Firstar (collectively, the "Lines of Credit"); and

       WHEREAS, Borrower and the Banks desire to amend the Loan Agreement to extend the Maturity Date of the Lines of Credit.

       NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

       1. Amendment to Section 1(b) (Master Notes). The definition of Maturity Date in Section 1(b) is amended by deleting "April 30, 1997" and inserting in lieu thereof "April 30, 1998."

       2. Effective Date. This Amendment shall be effective upon the execution and delivery by Borrower to the Banks of the following:

              a) This Amendment duly executed by the President and Secretary of Borrower; and

              b) A copy of the resolution or resolutions, in form satisfactory to the Banks and their legal counsel, duly adopted by the Board of Directors of Borrower approving this Amendment, certified to be true and correct by the President and Secretary of Borrower.

       3. Miscellaneous.

              a) Continuance of Loan Documents. Except as specifically amended by this Amendment, the Loan Agreement and all other instruments, documents and agreements executed and delivered in connection with the Loan Agreement (collectively, the "Loan Documents") remain in full force and effect. This Amendment is an amendment and not a novation.

              b) Representations and Warranties. Borrower represents and warrants that the execution, delivery and performance of this Amendment are within the corporate powers of Borrower, have been duly authorized by all necessary corporate action and do not and will not (a) require any consent or approval of the shareholders of Borrower; (b) violate any provision of the Articles of Incorporation or By-laws of Borrower or of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Borrower; (c) require the consent or approval of, or filing of a registration with, any government body, agency or authority; or (d) result in any breach of or constitute a default under, or result in the imposition of any lien, charge or encumbrance upon any property of Borrower pursuant to any indenture or other agreement or instrument under which Borrower is a party or by which it or its properties may be bound or affected. Borrower further represents and warrants that this Amendment constitutes the legal. valid and binding obligation of Borrower enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy or similar laws affecting the enforceability of creditors' rights generally. In addition, each of the representations and warranties made by Borrower in the Loan Agreement are true and correct as of the date of this Amendment.

              c) References. When any Loan Document is referred to in any other Loan Document or any of the other documents, instruments or materials executed and delivered heretofore or hereafter pursuant to the Loan Agreement, it shall be deemed to refer to such Loan Document as amended by this Amendment.

              d) Expenses and Attorneys' Fees. In accordance with Section 10(f) of the Loan Agreement, Borrower shall pay all fees and expenses incurred by the Banks, including the reasonable fees of counsel, in connection with the preparation of this Amendment, the consummation of the transactions contemplated by this Amendment and the protection or enforcement of the rights of the Banks under the Loan Agreement.

              e) Survival. All agreements, representations and warranties made in this Amendment or in any documents delivered pursuant to this Amendment shall survive the execution of this Amendment and the delivery of any such document.

              f) Government Law. This Amendment and the other documents issued pursuant to this Amendment are governed by the laws of the State of Wisconsin without reference to the conflict of law principles of such state.

              g) Counterparts; Headings. This Amendment may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute one and the same agreement. Article and Section headings in this Amendment are inserted for convenience of reference only and shall not constitute a part hereof.

              h)   Severability.   Any  provision  of  this  Amendment  that  is
       prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

       IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment to Loan Agreement as of the day, month and year first above-written.

                                SCHULTZ SAV-O STORES, INC.


                                By: /s/ James H. Dickelman
                                    James H. Dickelman, Chairman,
                                    President and Chief Executive Officer


                                Attest:

                                       /s/ John Dahly
                                John H. Dahly, Executive Vice President,
                                   Chief Financial Officer, Treasurer and
                                   Secretary


                                M&I MARSHALL & ILSLEY BANK


                                By:  /s/ Gina A. Peter
                                    Gina A. Peter, Senior Vice President

                                Attest:

                                      /s/ Jeffrey Ticknor
                                Jeffrey T. Ticknor, Vice President

                                FIRSTAR  cBANK MILWAUKEE, NATIONAL ASSOCIATION

                                By: /s/ Scott Roeper
                                    Scott D. Roeper, First Vice President

                                Attest:

                                      /s/ Caroline Krider
                                Caroline Krider, Vice President

                        THIRD AMENDMENT TO LOAN AGREEMENT


       THIS THIRD AMENDMENT TO LOAN AGREEMENT, made as of this 14th day of May, 1997, by and among SCHULTZ SAV-O STORES, INC. ("Borrower"), M&I MARSHALL & ILSLEY BANK, a Wisconsin banking corporation ("M&I"), and FIRSTAR BANK MILWAUKEE, NATIONAL ASSOCIATION, a national banking association ("Firstar" and, together with M&I, the "Banks"). Unless otherwise indicated, capitalized terms used herein and not defined shall have the meanings assigned thereto in the Loan Agreement described below.

                              W I T N E S S E T H:

       WHEREAS, Borrower, M&I and Firstar are parties to that certain Loan Agreement dated as of December 3, 1992, as amended by that certain First Amendment to Loan Agreement dated September 23, 1994 (the "First Amendment") and that certain Second Amendment to Loan Agreement dated December 17, 1996 (the "Second Amendment") (as so amended, the "Loan Agreement"); and

       WHEREAS, Borrower has available a $9,000,000 revolving line of credit facility with M&I and a $7,000,000 revolving line of credit facility with Firstar (collectively, the "Lines of Credit") pursuant to the Loan Agreement; and

       WHEREAS, Borrower and the Banks desire to amend the Loan Agreement to amend the definitions of Maturity Date and Net Earnings Available For Restricted Payments.

       NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

       1. Amendment to Section 1(b) (Master Notes). The definition of Maturity Date is amended by deleting "April 30, 1998" and inserting in lieu thereof "April 30, 1999."

       2. Amendment to Section 9(1) (Net Earnings Available For Restricted Payments). The definition of Net Earnings Available For Restricted Payments is amended by restating the definition in its entirety as follows:

              (1) "Net Earnings Available For Restricted Payments" shall mean an amount equal to (i) the sum of (A) $12,263,000, (B) 50% (or minus 100% in the case of a deficit) of Net Earnings for the period (taken as one accounting period) commencing December 29, 1991, and terminating at the end of the last fiscal quarter preceding the date of any proposed Restricted Payment, (C) 100% of the tax benefit realized by the Borrower as a result of the exercise by employees of stock options of the Borrower (reflected in the Borrower's Consolidated Statement of Shareholders' Investment as "Exercise of Stock Options" under the heading "Additional Paid-in Capital"), and (D) 100% of the net cash proceeds received by the Company from the issuance or sale of authorized but unissued shares of its Common Stock, but only to the extent of the number of such shares previously acquired in transactions which constituted the making of Restricted Payments, less (ii) the sum of all Restricted Payments made on or after December 29, 1991.

       3. Effective Date. This Amendment shall be effective upon the execution and delivery by Borrower to the Banks of the following:

              a) This Amendment duly executed by the President and Secretary of Borrower; and

              b) A copy of the resolution or resolutions, in form satisfactory to the Banks and their legal counsel, duly adopted by the Board of Directors of Borrower approving this Amendment, certified to be true and correct by the Secretary of Borrower.

       4. Miscellaneous.

              a) Continuance of Loan Documents. Except as specifically amended by this Amendment, the Loan Agreement and all other instruments, documents and agreements executed and delivered in connection with the Loan Agreement (collectively, the "Loan Documents") remain in full force and effect. This Amendment is an amendment and not a novation.

              b) Representations and Warranties. Borrower represents and warrants that the execution, delivery and performance of this Amendment are within the corporate powers of Borrower, have been duly authorized by all necessary corporate action and do not and will not (a) require any consent or approval of the shareholders of Borrower; (b) violate any provision of the Articles of Incorporation or By-laws of Borrower or of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Borrower; (c) require the consent or approval of, or filing of a registration with, any government body, agency or authority; or (d) result in any breach of or constitute a default under, or result in the imposition of any lien, charge or encumbrance upon any property of Borrower pursuant to any indenture or other agreement or instrument under which Borrower is a party or by which it or its properties may be bound or affected. Borrower further represents and warrants that this Amendment constitutes the legal, valid and binding obligation of Borrower enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy or similar laws affecting the enforceability of creditors' rights generally. In addition, each of the representations and warranties made by Borrower in the Loan Agreement are true and correct as of the date of this Amendment except for matters permitted or contemplated by the Loan Agreement.

              c) References. When any Loan Document is referred to in any other Loan Document or any of the other documents, instruments or materials executed and delivered heretofore or hereafter pursuant to the Loan Agreement, it shall be deemed to refer to such Loan Document as amended by this Amendment.

              d) Expenses and Attorneys' Fees. In accordance with Section 10(f) of the Loan Agreement, Borrower shall pay all fees and expenses incurred by the Banks, including the reasonable fees of counsel, in connection with the preparation of this Amendment, the consummation of the transactions contemplated by this Amendment and the protection or enforcement of the rights of the Banks under the Loan Agreement.

              e) Survival. All agreements, representations and warranties made in this Amendment or in any documents delivered pursuant to this Amendment shall survive the execution of this Amendment and the delivery of any such document.

              f) Government Law. This Amendment and the other documents issued pursuant to this Amendment are governed by the laws of the State of Wisconsin without reference to the conflict of law principles of such state.

              g) Counterparts; Headings. This Amendment may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute one and the same agreement. Article and Section headings in this Amendment are inserted for convenience of reference only and shall not constitute a part hereof.

              h)   Severability.   Any  provision  of  this  Amendment  that  is
       prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

       IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment to Loan Agreement as of the day, month and year first above-written.

                               SCHULTZ SAV-O STORES, INC.


                               By: /s/ James H. Dickelman
                                   James H. Dickelman, Chairman, President
                                   and Chief Executive Officer


                               Attest:

                                   /s/ John Dahly
                               John H. Dahly, Executive Vice President,
                                Chief FinancialOfficer, Treasurer and Secretary

                               M&I MARSHALL & ILSLEY BANK


                               By:  /s/ Gina A. Peter
                                   Gina A. Peter, Senior Vice President

                               Attest:

                                     /s/ Jeffrey Ticknor
                               Jeffrey T. Ticknor, Vice President


                               FIRSTAR BANK MILWAUKEE, NATIONAL ASSOCIATION

                               By: /s/ Scott Roeper
                                   Scott D. Roeper, First Vice President

                               Attest:

                                     /s/ Caroline Krider
                               Caroline Krider, Vice President

                       FOURTH AMENDMENT TO LOAN AGREEMENT


       THIS FOURTH AMENDMENT TO LOAN AGREEMENT, effective as of this 31st day of December, 1998, by and among SCHULTZ SAV-O STORES, INC. ("Borrower"), M&I MARSHALL & ILSLEY BANK, a Wisconsin banking corporation ("M&I"), and FIRSTAR BANK MILWAUKEE, N.A., a national banking association ("Firstar" and, together with M&I, the "Banks"). Unless otherwise indicated, capitalized terms used herein and not defined shall have the meanings assigned thereto in the Loan Agreement described below.

                              W I T N E S S E T H:

       WHEREAS, Borrower, M&I and Firstar are parties to that certain Loan Agreement dated as of December 3, 1992, as amended by that certain First
Amendment to Loan Agreement dated September 23, 1994, that certain Second Amendment to Loan Agreement dated December 17, 1996, and that certain Third Amendment to Loan Agreement dated May 14, 1997 (as so amended, the "Loan Agreement"); and

       WHEREAS, Borrower has available a $9,000,000 revolving line of credit facility with M&I and a $7,000,000 revolving line of credit facility with Firstar (collectively, the "Lines of Credit") pursuant to the Loan Agreement; and

       WHEREAS, Borrower and the Banks desire to amend the Loan Agreement to amend the definitions of Maturity Date and Net Earnings Available For Restricted Payments and to add a representation and warranty regarding the Year 2000 issue.

       NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

       1. Amendment to Section 1(b) (Master Notes). The definition of Maturity Date is amended by deleting "April 30, 1999" and inserting in lieu thereof "April 30, 2001."

       2. Amendment to Section 9(1) (Net Earnings Available For Restricted Payments). The definition of Net Earnings Available For Restricted Payments is amended by restating the definition in its entirety as follows:

              (1) "Net Earnings Available For Restricted Payments" shall mean an amount equal to (i) the sum of (A) $17,263,000, (B) 50% (or minus 100% in the case of a deficit) of Net Earnings for the period (taken as one accounting period) commencing December 29, 1991, and terminating at the end of the last fiscal quarter preceding the date of any proposed Restricted Payment, (C) 100% of the tax benefit realized by the Borrower as a result of the exercise by employees of stock options of the Borrower (reflected in the Borrower's Consolidated Statement of Shareholders' Investment as "Exercise of Stock Options" under the heading "Additional Paid-in Capital"), and

       (D) 100% of the net cash proceeds received by the Company from the issuance or sale of authorized but unissued shares of its Common Stock, but only to the extent of the number of such shares previously acquired in transactions which constituted the making of Restricted Payments, less
       (ii) the sum of all Restricted Payments made on or after December 29, 1991.

       3. Addition of Subsection 3(j). A new subsection 3(j) is hereby added to the Loan Agreement to read as follows:

              (j) Year 2000. The Borrower has reviewed the areas within its business and operations which could be adversely affected by, and has developed or is developing a program to address on a timely basis, the "Year 2000 Issue" (that is, the risk that computer applications used by the Borrower may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date on or after December 31, 1999), and has made related appropriate inquiry of material suppliers and vendors. Based on such review and program, the Borrower believes that the "Year 2000 Issue" will not have a material adverse effect on the business, operations, assets, condition (financial or other) or results of operations of the Borrower. From time to time, at the request of the Banks, the Borrower shall provide to the Banks such updated information or documentation as is requested regarding the status of its efforts to address the Year 2000 Issue.

       4. Effective Date. This Amendment shall be effective upon the execution and delivery by Borrower to the Banks of the following:

              a) This Amendment duly executed by the President and Secretary of Borrower; and

              b) A copy of the resolution or resolutions, in form satisfactory to the Banks and their legal counsel, duly adopted by the Board of Directors of Borrower approving this Amendment, certified to be true and correct by the Secretary of Borrower.

       5. Miscellaneous.

              a) Continuance of Loan Documents. Except as specifically amended by this Amendment, the Loan Agreement and all other instruments, documents and agreements executed and delivered in connection with the Loan Agreement (collectively, the "Loan Documents") remain in full force and effect. This Amendment is an amendment and not a novation.

              b) Representations and Warranties. Customer represents and warrants that the execution, delivery and performance of this Amendment are within the corporate powers of Borrower, have been duly authorized by all necessary corporate action and do not and will not (a) require any consent or approval of the shareholders of Borrower; (b) violate any provision of the Articles of Incorporation or By-laws of Borrower or of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Borrower; (c) require the consent or approval of, or filing of a registration with, any government body, agency or authority; or (d) result in any breach of or constitute a default under, or result in the imposition of any lien, charge or encumbrance upon any property of Borrower pursuant to any indenture or other agreement or instrument under which Borrower is a party or by which it or its properties may be bound or affected. Borrower further represents and warrants that this Amendment constitutes the legal, valid and binding obligation of Borrower enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy or similar laws affecting the enforceability of creditors' rights generally. In addition, each of the representations and warranties made by Borrower in the Loan Agreement are true and correct as of the date of this Amendment except for matters permitted or contemplated by the Loan Agreement.

              c) References. When any Loan Document is referred to in any other Loan Document or any of the other documents, instruments or materials executed and delivered heretofore or hereafter pursuant to the Loan Agreement, it shall be deemed to refer to such Loan Document as amended by this Amendment.

              d) Expenses and Attorneys' Fees. In accordance with Section 10(f) of the Loan Agreement, Borrower shall pay all fees and expenses incurred by the Banks, including the reasonable fees of counsel, in connection with the preparation of this Amendment, the consummation of the transactions contemplated by this Amendment and the protection or enforcement of the rights of the Banks under the Loan Agreement.

              e) Survival. All agreements, representations and warranties made in this Amendment or in any documents delivered pursuant to this Amendment shall survive the execution of this Amendment and the delivery of any such document.

              f) Governing Law. This Amendment and the other documents issued pursuant to this Amendment are governed by the laws of the State of Wisconsin without reference to the conflict of law principles of such state.

              g) Counterparts; Headings. This Amendment may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute one and the same agreement. Article and Section headings in this Amendment are inserted for convenience of reference only and shall not constitute a part hereof.

              h)   Severability.   Any  provision  of  this  Amendment  that  is
       prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

              IN WITNESS WHEREOF. the parties hereto have executed this Third Amendment to Loan Agreement as of the day, month and year first above-written.

                                 SCHULTZ SAV-O STORES, INC.


                                 By: /s/ James H. Dickelman
                                     James H. Dickelman, Chairman, President
                                     and Chief Executive Officer


                                 Attest:

                                     /s/ Armond Go
                                     Armand C. Go, Treasurer and Chief
                                     Accounting Officer


                                 M&I MARSHALL & ILSLEY BANK


                                 /s/ Jeffrey Ticknor
                                 Jeffrey T. Ticknor, Vice President


                                 FIRSTAR BANK MILWAUKEE, N.A.

                                 By: /s/ Caroline V. Krider
                                     Caroline V. Krider, Vice President